UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Stock Market LLC
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2025, Cyclacel Pharmaceuticals, Inc. (the “Company”), amended, through addendum, its securities purchase agreement (the “Lazar Purchase Agreement”) with David Lazar (the “Purchaser”), its interim Chief Executive Officer, which was initially entered into on February 4, 2025 (the “Amendment”). Pursuant to the Lazar Purchase Agreement, the Company shall have the right, but not the obligation, to direct the Purchaser, by delivering written notice thereof from time to time and until September 30, 2026, to purchase up to $8,000,000 (the “Aggregate Purchase Price”) of shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Shares”) in one or more private placement offerings. The Amendment was entered into to amend the applicable purchase price to be the greater of (i) the consolidated closing bid price immediately prior to the entry into the Lazar Purchase Agreement and (ii) the consolidated closing bid price on the Trading Day (as defined in the Lazar Purchase Agreement) immediately preceding the applicable Purchase Date (as defined in the Lazar Purchase Agreement) if such purchase occurs on a Trading Day prior to close of market or the consolidated closing bid on the Trading Day of Purchase Date if it occurs following close of the market on a Trading Day until the market opens on the next Trading Day. The issuance of the Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The issuance of the Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation S or Regulation D promulgated thereunder.

The Amendment also added a contractual six (6) month lock-up for any Shares issued in all of the private placement offerings described in the Lazar Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Lock-Up Addendum, dated February 20, 2025, by and between the Company and David Lazar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 24, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ David Lazar
		Name:	David Lazar
		Title:	Interim Chief Executive Officer

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